                                                                   EXHIBIT 10.39


                               LICENSE AGREEMENT

This License Agreement ("Agreement") is entered into effective as of
                         ---------
 October 1, 1998 (the "Effective Date") by and between AvantGo, Inc., a
----------             --------------
Delaware corporation with an office at 1650 South Amphlett Boulevard, Suite 212, San Mateo 94402 ("AvantGo"), and McKesson Corporation, with an office at One
                  -------                                                ---
Post Street, San Francisco, CA 94104 ("Licensee").
-----------------------------------------------

                                   Background
                                   ----------

     Whereas, AvantGo has developed and continues to develop and manufacture certain computer software; and

     Whereas, Licensee wishes to obtain a license to reproduce and use such computer software.

     IN CONSIDERATION OF THE PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

1.   Definitions.
     -----------

     "Confidential Information" of a party shall mean any information disclosed
      ------------------------
by that party to the other pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure. Notwithstanding any failure to so identify it, the Software shall be deemed to constitute AvantGo's Confidential Information.

     "Consulting Deliverables" shall mean all deliverables, including any
      -----------------------
software programs (in object and source code form) and related documentation, developed by AvantGo, alone or jointly with others, during the term of this Agreement in the course and scope of performance of the consulting services described in Exhibit D; provided in all events that the Consulting Deliverables
             ---------
shall explicitly exclude the Software, any derivative works thereof, delivered under this Agreement.

     "Designated Site" shall mean the address location or locations described in
      ---------------
Exhibit A where Licensee is permitted to install and operate the Software in
----------
accordance with this Agreement.

     "Identified Configuration" shall mean the particular combination of
      ------------------------
servers, handheld devices, and desktop computers specified in Exhibit A with
                                                              ----------
which Licensee is authorized to use the Software.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     "Order Form" shall mean an order form in the form attached hereto as
      ----------
Exhibit C pursuant to which Licensee may order additional Software under Section
---------
3.2.

     "Services" shall mean the maintenance, support and consulting services
      --------
described in the Software Maintenance, Support and Services Agreement (attached hereto as Exhibit D) that AvantGo provides to Licensee during the term of this
          ---------
Agreement.

     "Software" shall mean the software (in object code only) listed in Exhibit
      --------                                                          -------
A attached hereto that AvantGo provides to Licensee under this Agreement, which
-
shall include the current version (as of the Effective Date) of AvantGo Client, AvantGo Server for WindowsNT, and related documentation. Software shall include all Updates and Upgrades, if any, AvantGo makes available to Licensee pursuant to the Software Maintenance, Support and Services Agreement (attached hereto as Exhibit D) and all derivative works of the Software AvantGo makes available to
---------
Licensee hereunder.

     "Updates" shall mean new versions of the Software (including related
      -------
documentation) which contain bug fixes, error corrections and minor enhancements, but do not contain major enhancements or significant new functionality.

2.  Delivery and Acceptance. AvantGo shall deliver the copies of Software
    -----------------------
specified in Exhibit A to Licensee within thirty (30) days after the Effective
             ---------
Date. Any additional licenses ordered by Licensee pursuant to Section 3.2 shall be delivered within thirty (30) days of the date of receipt by AvantGo of an Order Form requesting such additional licenses. If AvantGo provides consulting services to Licensee under this Agreement, AvantGo shall deliver the Consulting Deliverables, if any, to Licensee on the completion date set forth in Schedule
                                                                      --------
D-1. Licensee shall test the Software or Consulting Deliverable to determine
---
whether the Software or Consulting Deliverable conforms to the documentation for such Software or Consulting Deliverable. As soon as practicable, but in any event no later than thirty (30) days after delivery, Licensee shall provide AvantGo with a written acceptance of the Software or Consulting Deliverable or a written statement of errors to be corrected (a "Statement of Errors"). If
                                                -------------------
Licensee provides AvantGo with a Statement of Errors, then AvantGo shall promptly correct such error and redeliver the Software or Consulting Deliverable to Licensee for re-testing. The foregoing procedure shall be repeated until Licensee finally rejects or accepts the Software or Consulting Deliverable. If Licensee finally rejects the Software or Consulting Deliverable, this Agreement shall be deemed terminated with respect to the rejected Software or Consulting Deliverable and Licensee's payment obligation for such Software or Consulting Deliverable (as applicable) shall be void. All delivered Software and Consulting Deliverables shall be deemed accepted after thirty (30) days after the delivery date if Licensee has not provided AvantGo with a Statement of Errors.

3.  License Grant.
    -------------

     3.1  Grant. AvantGo hereby grants to Licensee a nonexclusive,
          -----
nontransferable, perpetual license, without right to sublicense, to (a) install that number of copies of the AvantGo Server set forth on Exhibit A (as the same
                                                         ---------
may be amended by one or more Order Forms) solely
on computers owned or controlled by Licensee and located at the Designated Site, and (b) install AvantGo Client on the number of handheld devices set forth on Exhibit A (as the same may be amended by one or more Order Forms), to be used by
---------
employees and contractors of Licensee solely with the Identified Configuration and solely for internal business purposes. AvantGo reserves all rights in the Software which are not expressly granted in this Agreement.

     3.2  Additional Licenses. Licensee may order licenses for additional
          -------------------
handheld devices by completing and submitting to AvantGo an Order Form in the form attached hereto as Exhibit C. When submitted by Licensee and accepted by
                        ---------
AvantGo, such Order Form shall be appended to this Agreement as a modification to the quantities set forth on Exhibit A and shall become a part hereof.
                               ---------
Licensee acknowledges and agrees that all orders of licenses of Software shall be governed by the terms of this Agreement, notwithstanding the terms set forth on any purchase order pertaining to such order.

     3.3  Restrictions. Licensee agrees that Licensee and its employees and
          ------------
contractors shall not, directly or indirectly, (a) sell, lease, assign, sublicense or otherwise transfer, (b) disclose, divulge or otherwise make available to any third party, (c) use except as authorized by this Agreement,
(d) decompile, disassemble or otherwise analyze for reverse engineering purposes, or (e) modify or change the Software in any manner. Licensee shall not sublicense, rent or time-share the Software. Licensee shall have the right to make a reasonable number of backup copies of the Software.

4.  Ownership Rights.
    ----------------

     4.1  Software. Except as expressly set forth herein, AvantGo or its
          --------
licensors shall own all right, title and interest in and to the Software. Licensee shall not remove AvantGo's proprietary notices from the Software as delivered to Licensee, and shall reproduce such notices in all authorized copies of the Software made under this Agreement.

     4.2  Consulting Deliverables. Licensee shall own all right, title and
          -----------------------
interest in and to the Consulting Deliverables, unless otherwise agreed upon in writing between the parties. AvantGo, on behalf of itself and its employees, hereby assigns, transfers and conveys to Licensee all right, title, and interest in and to the Consulting Deliverables, including all intellectual property rights therein.

5.   Payments.
     --------

     5.1  License Fees. Licensee shall pay AvantGo the per-user license fees set
          ------------
forth in Exhibit B ("Initial License Fee.") Licensee shall pay AvantGo the per-
         ---------   -------------------
user license fees set forth in Exhibit B for Additional Licenses ("Additional
                               ---------                           ----------
License Fee"). The Initial License Fee and the Additional License Fee will be
-----------
referred to collectively as the "License Fee." The License Fees shall be due and
                                 -----------
payable within thirty (30) days after the date of AvantGo's invoice to the Licensee, provided that AvantGo shall only invoice Licensee for the Initial License Fee after Licensee has finally accepted the Software in accordance with
Section 2.

     5.2  Maintenance and Support Services Fees. Licensee shall pay AvantGo
          ---------------------------------------
[******] percent [******]% of the License Fees per year for each copy of the Software for which Licensee desires to receive the maintenance and support services described in Section 8.2. After the Initial Term (as defined in Exhibit
                                                                         -------
D), such maintenance and support fees shall increase (measured in reference to
-
dollar amounts) by no more than [******] percent [******]% annually. The fees for the maintenance and support services for the year beginning on the Effective Date shall be due and payable at the same time when the Initial License Fee is due and payable. The fees for maintenance and support services for subsequent years shall be due and payable within thirty (30) days prior to each anniversary of the Effective Date.

     5.3  Consulting Services Fees. Licensee shall pay AvantGo the fee set forth
          ------------------------
in Schedule D-1 for the consulting services and the Consulting Deliverables set
   ------------
forth therein. The fees for the consulting services shall be due and payable within thirty (30) days from Licensee's acceptance of the Consulting Deliverables. All consulting services which the parties agree in writing that AvantGo provides to Licensee on a time and materials basis shall be invoiced monthly, and payment for such consulting services shall be due within thirty
(30) days after the date of AvantGo's invoice to Licensee.

     5.4  Taxes. The Licensee shall be responsible for, and shall indemnify and
          -----
hold AvantGo harmless from, all export, withholding, federal, state and local taxes, duties or excises arising out of the transactions contemplated by this Agreement, excluding only taxes based on AvantGo's net income.

     5.5  Late Payments. All amounts which Licensee does not pay on a timely
          -------------
basis as required by this Agreement shall be subject to a late charge equal to one and one-half percent (1.5%) per month (or, if less, the maximum allowed by applicable law). In the event that any undisputed payment due hereunder is overdue and has not been paid within thirty (30) days after notice thereof, AvantGo reserves the right to suspend performance until such delinquency is corrected.

     5.6  Nonsolicitation. Neither party shall knowingly, during the term that
          ---------------
AvantGo provides maintenance and support services to Licensee in accordance with Exhibit D, and for a period of twelve (12) months thereafter, solicit the
---------
employment of, employ or contract with personnel of the other party, either individually or through another party or employee, with whom such party has had contact under this Agreement.

6.  Trademarks. Neither party grants under this Agreement any actual or implied
    ----------
license to use its trademarks, trade names or service marks to the other party.

7.  Warranty.
    --------

     7.1 AvantGo warrants to Licensee that the Services shall be performed in a workmanlike manner consistent with industry standard, and for ninety (90) days after Licensee's acceptance, the Software or Consulting Deliverables shall perform in all material respects in accordance with its documentation.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     7.2  Virus Warranty. AvantGo warrants that the Software and the Consulting
          --------------
Deliverables, as delivered to the Licensee, do not contain any virus or any other contaminant, including but not limited to codes, commands or instructions that may be used to access, alter, delete, damage, disable, cause disruption of or otherwise interfere with Licensee's use of the Software or Consulting Deliverables, other software, or any Licensee data or information.

     7.3  Year 2000 Warranty. Without limiting any other warranty or obligation
          ------------------
specified in this Agreement, AvantGo warrants to Licensee that the Software and the Consulting Deliverables are and shall continue to be "Year 2000 Compliant." For purposes of this Agreement, "Year 2000 Compliant" means that the Software
                                 -------------------
and the Consulting Deliverables shall, in processing data containing dates in the Year 2000 and any preceding and following years: (a) initiate and operate,
(b) correctly store, represent, and process (including sort) dates (including single and multi-century formulas and leap year calculations), and (c) not cause or result in an abnormal termination or ending.

     7.4  Limitation of Remedy. The limited warranties set forth in this Section
          --------------------
shall not apply if (a) the Software has been altered or modified by other than AvantGo or its representatives, (b) the Software has been subjected to negligence, computer or electrical malfunction, or (c) the Software has been used, adjusted, installed, maintained, or operated other than in accordance with instructions furnished by AvantGo, or with an application or in an environment other than that intended or recommended by AvantGo. AVANTGO'S ENTIRE LIABILITY AND LICENSEE'S REMEDY FOR ANY BREACH OF ANY WARRANTY SET FORTH IN SECTIONS 7.l, 7.2, and 7.3 WILL BE AS FOLLOWS, PROVIDED THAT LICENSEE NOTIFIES AVANTGO OF ANY NON-CONFORMANCE WITH THE WARRANTIES SET FORTH ABOVE WITHIN THE APPLICABLE WARRANTY PERIOD:(1) with respect to the warranty set forth in Section 7.1, to promptly re-perform the services or, if AvantGo is unable to perform the services as warranted, to promptly refund the fees paid for the services in question, or (2) with respect to the warranty set forth in Sections 7.2 and 7.3, at AvantGo's option, to either use commercially reasonable efforts to promptly and effectively correct Errors, to promptly replace the Software with functionally equivalent software, or to promptly refund the license fee prorated over a five (5) year period from the Effective Date on a straight line basis and terminate this Agreement, as appropiate.

8.   Disclaimer and Services.
     ------------------------

     8. l  Disclaimer. THE WARRANTIES SET FORTH IN SECTION 7 ARE THE ONLY
           ----------
WARRANTIES OFFERED BY AVANTGO. AVANTGO SPECIFICALLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION THEREWITH.

     8.2  Maintenance and Support Services. For each copy of the Software for
          --------------------------------
which Licensee purchases maintenance and support services, AvantGo shall provide to Licensee the maintenance and support services described in Exhibit D.
                                                              ---------

     8.3  Consulting Services. Subject to Section 5.3, AvantGo shall provide the
          ---------------------
consulting services and Consulting Deliverables set forth in Exhibit D to
                                                             ---------
Licensee on or before the completion date set forth in Schedule D-1.
                                                       ------------

9.   Term and Termination.
     --------------------

     9.1  Term. This Agreement shall become effective on the Effective Date and
          ----
shall continue in effect unless earlier terminated in accordance with this
Section 9.

     9.2  Default. If either party defaults in the performance of any of its
          -------
material obligations hereunder and such default is not corrected within thirty
(30) days after written notice thereof by the other party, then such other party, at its option, may terminate this Agreement by giving written notice of termination to the defaulting party.

     9.3  [******]

     9.4  Effect of Termination. Upon the termination of this Agreement, each
          ---------------------
party shall promptly destroy or return to the other party all Confidential Information received hereunder. Licensee will promptly destroy or return to AvantGo all copies of the Software purchased hereunder.

     9.5  Survival. Sections 1, 4, 7.4, 8.l, 9, 10, 11, 12, and 15, and all
     --------
payment obligations incurred prior to termination, shall survive any termination or expiration of this Agreement.

10.  Indemnification.
     ---------------

     10.1  Indemnity. AvantGo agrees, at its own expense as applicable, defend
           ---------
Licensee, and to indemnify and hold Licensee harmless from and against any damage, liability, cost or expense (including reasonable attorneys' fees and court costs) arising out of or resulting from any claim brought against Licensee for infringement of any copyright, trade secret, or U.S. patent of any third party by the Software or Consulting Deliverable, provided that Licensee provides AvantGo with: (a) prompt written notice of such claim; (b) control over the defense and settlement of such claim; and (c) proper and full information and assistance to settle and/or defend any such claim. If an injunction is, or AvantGo believes in its sole discretion is likely to be entered prohibiting Licensee from exercising its right to use the Software or Consulting Deliverable granted hereunder, AvantGo may, at its sole option and expense, (w) procure for Licensee the right to use the Software or Consulting Deliverable as provided herein; (x) replace the Software or Consulting Deliverable or a portion thereof with other non-infringing products of comparable performance and function; (y) modify the Software or Consulting Deliverable so that it is not infringing; or
(z) accept return of the Software or Consulting Deliverable, terminate this Agreement, and refund the License Fees paid for the Software, or the fees paid for the Consulting Deliverable and the associated consulting services, as applicable. AvantGo shall not be liable for any settlement agreement entered into, by Licensee in connection with any claims subject to the terms of this Section without prior written authorization by AvantGo.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     10.2  Exceptions. Notwithstanding the provisions of this Section, AvantGo
           ----------
assumes no liability for infringement claims arising from: (a) combination of the Software or Consulting Deliverables with other products not provided or recommended by AvantGo, if such infringement claims would not have arisen with respect to the Software or Consulting Deliverable standing alone; (b) any modifications to the Software or Consulting Deliverables unless such modification was made by AvantGo, or authorized by AvantGo; (c) any intellectual property rights other than those listed in Section 10.1, or (d) any Consulting Deliverables developed in accordance with Licensee's specifications; provided that such specifications shall not include specifications or recommendations provided to Licensee by AvantGo.

     10.3  Limitation. The foregoing provisions of this Section 10 state the
           ----------
entire liability and obligations of AvantGo and the sole and exclusive remedy of Licensee, with respect to any actual or alleged infringement of any intellectual property right by the Software or Consulting Deliverables.

11.  Limitation of Liability.
     -----------------------

NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OF SUCH OTHER PARTY, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE, RESULTS OF USE, OR INABILITY TO USE, THE SOFTWARE, OR THE CONSULTING DELIVERABLES. THESE LIMITATIONS SHALL, APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. EXCEPT FOR LIABILITY ARISING UNDER SECTIONS 10 AND 12 IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING UNDER THIS AGREEMENT EXCEED THE PAYMENTS RECEIVED BY AVANTGO UNDER SECTION 5.

12.  Confidentiality.
     ---------------

     12.1  Nondisclosure. Each party shall treat as confidential all
           -------------
Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement. Each party shall promptly notify the other party of any actual or known misuse or unauthorized disclosure of the other party's Confidential Information.

     12.2  Exceptions. Notwithstanding the above, neither party shall have
           ----------
liability to the other with regard to any Confidential Information of the other which the receiving party can prove: (a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (b) was known to the receiving party, without restriction, at the time of disclosure; (c) is disclosed with the prior written approval of the disclosing party;

(d) was independently developed by the receiving party without any use of the Confidential Information; (e) became known to the receiving party, without restriction, from a source other than the disclosing party, without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; or (f) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Agreement. The obligations set forth in Section 12.1 shall not apply to disclosure of Confidential Information pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

     12.3  Return of Confidential Information. Upon expiration or termination of
           ----------------------------------
this Agreement, each party shall return all Confidential Information received from the other party.

     12.4  Remedies. Any breach of the restrictions contained in this Section 12
           --------
is a breach of this Agreement which may cause irreparable harm to the non-breaching party. Any such breach shall entitle the non-breaching party to injunctive relief in addition to all legal remedies.

13.  Confidentiality of Agreement.
     ----------------------------

     Any press release to be issued by either party in connection with the terms and conditions of this Agreement must be approved in advance by the other party.

14.  Source Code Escrow.
     ------------------

     14.1  Execution of Escrow Agreement. Within (30) days of the Effective
           -----------------------------
Date, AvantGo and Licensee will execute an escrow agreement for all Software and Updates thereto licensed under this Agreement (the "Escrow Materials"), with
                                                        ----------------
Data Securities International or such other third party agreed to by the parties acting as escrow agent (the "Escrow Agent"). Within thirty (30) days after the
                             ------------
execution of such escrow agreement, AvantGo shall deposit into escrow the complete source code of such Software, and thereafter promptly deliver Updates into escrow as such are made available to Licensee under this Agreement.

     14.2  Release Conditions. AvantGo agrees that Licensee has the right to
           ------------------
obtain the source code from escrow in accordance with Section 14.3 upon the occurrence of any of the following events (hereinafter called the "Release
                                                                   -------
Conditions"); (a) AvantGo's breach of its obligations under Section 8.2
----------
(including without limitation AvantGo's unjustified refusal, or AvantGo's inability, to maintain or support the Software in material accordance with the terms of Section 8.2, which breach is not cured within thirty (30) days after receipt by AvantGo of written notice from Licensee), (b) AvantGo abandons that portion of its business relating to the Software, (c) AvantGo fails to continue to do business in the ordinary course; (d) AvantGo becomes the subject of a voluntary proceeding in bankruptcy or any voluntary proceeding relating to the insolvency, receivership, liquidation or composition for the benefit of creditors; or (e) AvantGo becomes the subject of any involuntary petition in bankruptcy, or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed or stayed within sixty (60) days of filing.

     14.3  Release Procedure. Upon the occurrence on a Release Condition,
           -----------------
Licensee will notify the Escrow Agent. The Escrow Materials will be released for use by Licensee, subject to the terms and conditions hereof, only after notice of such Release Condition from the Escrow Agent to AvantGo and AvantGo's failure to declare in writing to the Escrow Agent within twenty (20) days that no Release Condition has occurred. If AvantGo makes such written declaration, then the issue of whether a Release Condition has occurred and is continuing shall be submitted to arbitration in San Francisco, California, under the Commercial Arbitration Rules of the American Arbitration Association by one (1) arbitrator appointed in accordance with said Rules. The arbitration shall be conducted in accordance with the expedited procedures set forth in said Rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The costs of the arbitration, including administrative and arbitrator's fees, shall be shared equally by the parties. Each party shall bear the costs of its own attorney's fees in connection with such arbitration.

     14.4  Source Code License. AvantGo hereby grants Licensee a non-exclusive,
           -------------------
nontransferable royalty free license to use, copy and modify the source code and object code for the Software solely for the purpose of maintaining and supporting the Software in the event of a release of the source code from escrow as set forth in this Section 14. Licensee shall provide AvantGo copies of all modifications made by Licensee to the source code or object code for the Software made in accordance with this license. All such modifications shall be owned by AvantGo, subject to Licensee's right to use such modifications as part of the license to the Software granted to Licensee under this Agreement. Upon the cessation of any Release Condition, all licenses granted pursuant to this
Section 14.4 shall terminate, unless and until triggered again pursuant to this
Section 14, and Licensee shall promptly return all copies of the Escrow Materials, or any portion thereof, to AvantGo, at Licensee's sole expense.

15.  General.
     -------

     15.1  Governing Law. This Agreement shall be governed by and interpreted in
           -------------
accordance with the laws of the State of California, without reference to conflicts of laws provisions. Any suit or proceeding relating to this Agreement may be instituted in any state or federal court in San Francisco, California, and the parties submit to the jurisdiction of such court.

     15.2  Partial Invalidity. If any provision in this Agreement shall be found
           ------------------
or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then said provision shall be severed, solely in such jurisdiction, from the remainder of this Agreement, which shall remain in full force and effect.

     15.3  Relationship of the Parties. AvantGo and Licensee are independent
           ---------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is it to be construed so as to constitute AvantGo and Licensee as partners or joint ventures with respect to this

Agreement. Employees of any party remain employees of said party and shall at no time be considered agents of or to be obligated to render a fiduciary duty to the other party.

     15.4  Waiver. The failure of any party to enforce at any time any of the
           ------
provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of any party to enforce each and every such provision thereafter. The express waiver by any party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

     15.5  Assignment. Neither party may assign or otherwise transfer in any way
           ----------
any of its rights and/or obligations under or arising out of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that each party will have the right to transfer its rights, obligations and privileges hereunder to a merger partner, successor in business or acquiror of all or substantially all of such party's business or assets without obtaining any consent to such assignment from the other party.

     15.6  Notices. Any notice required or permitted to be given by any party
           -------
under this Agreement shall be in writing and shall be personally delivered or sent by certified or registered letter, or by telecopy confirmed by registered or certified letter, to the receiving party at its address first set forth above, or such new address as may from time to time be supplied hereunder by the receiving party. Notices shall be deemed effective upon receipt.

     15.7  Entire Agreement. The terms and conditions contained in this
           ----------------
Agreement constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and thereof. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on any party unless the same shall have been mutually assented to in writing by both parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

AvantGo, Inc.                     "Licensee"

BY: /s/ Felix Lin                  BY:/s/ Tom Magill
   ------------------                 -------------------------------

PRINT NAME: Felix Lin              PRINT NAME: Tom Magill
           ----------                         -----------------------

TITLE: CEO                         TITLE: V.P. Logistics Technologies
      ---------------                    ----------------------------

                                   EXHIBIT A
                                   ---------


--------------------------------------------------------------------------------
1. Designated Site
                                             McKesson Corporation
                                             One Post Street
                                             San Francisco, CA 94104


--------------------------------------------------------------------------------
2. Identified Configuration(s)
                                             NT Server 4.0 SP4
                                             Palm Pilot
                                             Symbol SPT-1500


--------------------------------------------------------------------------------
3. Number of Copies of AvantGo Server        (1) one

--------------------------------------------------------------------------------
4. Number of Permitted Users/Handheld        100
Devices

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                                 AVANTGO, INC.

                                 PRICING TABLE

Pricing based on minimum order quantities

----------------------------------------
  User Licenses                  Price
----------------------------------------
             ***            $   *****
----------------------------------------
             ***            $   *****
----------------------------------------
            ****            $  ******
----------------------------------------
            ****            $  ******
----------------------------------------
            ****            $  ******
----------------------------------------
           *****            $ *******
----------------------------------------
            ****            $  ******
----------------------------------------

* Additional user licenses purchased after the first ***** licenses can be purchased in a minimum quantity of ***** users at a per-user cost of $*** user.


For all additional user licenses of AvantGo Client purchased hereunder, AvantGo shall include the right, at no extra charge to Licensee, to install and use as set forth in this Agreement such additional copies of AvantGo Server as reasonably needed for Licensee to use and operate all copies of AvantGo Client.


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D
                                   ---------

                                 AVANTGO, INC.
                  SOFTWARE MAINTENANCE, SUPPORT AND SERVICES
                  ------------------------------------------

          This is Exhibit D to that certain License Agreement ("License
                                                                -------
Agreement") made and entered into as of 10-1, 1998 (the "Effective Date"), by
---------                                                --------------
and between AvantGo, Inc., a Delaware corporation (the "Company"), and McKesson
                                                        -------
Corporation, a Delaware corporation ("Customer").
                                      --------
1.   Definitions.
     -----------

     (a)  "Documentation" shall mean the documentation that the Company
           -------------
provides to its customers for the Software.

     (b)  "Error" shall mean any verifiable and reproducible failure of the
           -----
Software to substantially conform to the Specifications for such Software. Notwithstanding the foregoing, "Error" shall not include any such failure that is caused by: (i) the use or operation of the Software not in accordance with the Documentation, or (ii) modifications to the Software not made by, for, or at recommendation of the Company.

     (c)  "Error Correction(s)" shall mean either a modification or addition to
           -------------------
or deletion from the Software that substantially conforms such Software to the Specifications.

     (d)  "License Agreement" shall mean the license agreement under which the
           -----------------
Software was licensed to Customer.

     (e)  "Specifications" shall mean the published specifications for the
           --------------
Software, as set forth in the Documentation for the Software.

     (f)  "Software" shall mean the software programs and documentation
           --------
specified on Exhibit A, including all Updates, Upgrades and Documentation.
             ---------

     (g)  "Update" means additional or replacement code or Documentation for the
           ------
Software that is provided by the Company to remedy an Error or minor bug.

     (h)  "Upgrade" means any additional or replacement code or Documentation
           -------
for the Software provided by the Company that is designated by the Company, in its sole discretion, as a new version of the Software and is generally commercially available.

2.   Maintenance Services.
     --------------------

     (a)  Error Corrections. Company shall use commercially reasonable efforts
          -----------------
to provide Error Corrections for Errors in the Software reported by Customer to the Company.

     (b)  Updates and Upgrades. Company shall make available to Customer any
          --------------------
Updates and Upgrades to the Software or Documentation at no extra charge, subject to limitations explicitly set forth in section 2(d) of this Exhibit. Company will make such Updates and Upgrades available to Customer when the Company makes such Updates and Upgrades generally available to its other customers then covered by maintenance.

     (c)  Supported Releases. Company's support obligation only apply to (i) the
          ------------------
most current release of the Software, and (ii) for a period of twelve (12) months following each new release of the Software, the prior two (2) releases of the Software. All releases or versions of the Software for which Company does not have an obligation to support will be referred to as "superseded." The Company shall have the right, at any time after a particular release has been superseded by another release, to terminate support with respect to the superseded release upon giving not less than ninety (90) days notice to Customer.

     (d)  Limitations. Company shall have no obligation under this Exhibit to
          -----------
make any modifications to Updates or Upgrades to conform to any previous modifications of the Software or Documentation made by the Company, Customer or any third party. The Company shall have no obligation under this Exhibit to correct Errors which result from the breach by Customer of this Exhibit or the License Agreement, or which cannot be remedied due to any modifications of the Software made by Customer or any third party without approval or recommendation by Company. If the Company agrees to remedy any errors or problems not covered by the terms of this Exhibit, Customer shall pay the Company for all such work performed at the Company's then-current standard rates. Customer acknowledges that the Company is under no obligation to perform services with respect to any hardware or any software which is not Software.

3.   Support.
     -------

     (a)  Telephone Support. During the term of this Exhibit, the Company will
          -----------------
provide telephone consultation and advice from 8 am to 5 pm PST Monday through Friday, excluding federal holidays, to three (3) individuals designated by Customer to the Company in writing (the "Support Contacts"). Customer will have
                                         ----------------
the right to change the Support Contacts with thirty (30) days prior written notice to Company.

     (b)  Limitations. Customer acknowledges that the Company is under no
          -----------
obligation to perform support services with respect to any hardware or any software which is not Software provided by the Company.

4.   Consulting Services. The Company will provide the consulting services
     -------------------
described in Schedule D-1 attached hereto, if any. The fees for such consulting
             ------------
services will also be set forth in Schedule D-1.
                                   ------------

5.   Term.
     -----

     (a) The term of this Exhibit shall begin on the Effective Date and shall continue for the Initial Term (set forth on Schedule D-1) unless earlier terminated pursuant to Section 5. Thereafter, this Exhibit will be automatically renewed for an additional twelve (12) months unless either (i) Customer provides the Company with at least thirty (30) days prior written notice upon the expiration of the Initial Term or any renewal term, or (ii) beginning after the second renewal term, if applicable, the Company provides Customer with at least thirty (30) days prior written notice prior to the expiration of the then current renewal term.

     (b) If either party defaults in the performance of any of its material obligations hereunder and such default is not corrected within thirty (30) days after written notice thereof by the other party, then such other party, at its option, may terminate this Exhibit by giving written notice of termination to the defaulting party. This Exhibit shall also terminate upon any termination of the Agreement.

                                 Schedule D-1
                                 ------------

1. Initial Term:
   ------------

One Year from the Effective Date.

2. Consulting Services:
   -------------------

----------------------------------------------------------------------------------------------------------
Description of Services           Service Fees               Consulting             Completion Date
                                                            Deliverables
----------------------------------------------------------------------------------------------------------
  Application design,               $[***]                                        Date 1/3/99
  development and
  deployment assistance in                                                        Consulting resources
  conjunction with the use                                                        will be deployed at a
  of Avant& Server 2.0                                                            rate of [***] days per
                                                                                  month over a [***]
                                                                                  period, for a total of
                                                                                  [***] hours.
----------------------------------------------------------------------------------------------------------
  Additional Consulting           [***]                 As mutually agreed.       As mutually agreed.
     Services
----------------------------------------------------------------------------------------------------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 Schedule D-1
                                 ------------

1. Initial Term:
   ------------

One Year from the Effective Date.

2. Consulting Services:
   -------------------

-------------------------------------------------------------------------------------------------------

  Description of Services          Service Fees         Consulting            Completion Date
                                                       Deliverables
-------------------------------------------------------------------------------------------------------
 Application design,                $ *                                       Date 1/31/99
 development and
 deployment assistance in                                                     Consulting resources
 conjunction with the use                                                     will be deployed at a
 of AvantGo Server 2.0                                                        rate of * days per
                                                                              month over a *
                                                                              period, for a total of
                                                                              * hours.
-------------------------------------------------------------------------------------------------------

 Additional Consulting                *             As mutually agreed.       As mutually agreed.
    Services
-------------------------------------------------------------------------------------------------------

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.